Nationwide Life Insurance Company • Nationwide VLI Separate Account-4

Prospectus supplement dated March 14, 2011 to
Marathon Corporate VUL
prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Effective immediately, the following underlying mutual funds have changed names, as follows:

Previous Name	New Name
Nationwide Variable Insurance Trust – Gartmore NVIT International Equity Fund	Nationwide Variable Insurance Trust –NVIT International Equity Fund
Nationwide Variable Insurance Trust – Gartmore NVIT Worldwide Leaders Fund	Nationwide Variable Insurance Trust –NVIT Worldwide Leaders Fund

2.      Effective on or before March 31, 2011, Gartmore Global Partners will no longer be a sub-adviser to the Nationwide Variable Account – NVIT Multi-Manager Small Company Fund.  The fund's remaining sub-advisers will be: Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company

3.      The Universal Institution Funds, Inc. – Mid Cap Growth Portfolio is not an investment option for contracts and policies issued on or after March 31, 2011.  Contracts and policies issued before March 31, 2011 may continue to use this underlying mutual fund Sub-Account as an investment option.

4.      On or about April 15, 2011, Invesco Advisers, Inc. will replace Gartmore Global Partners as the sub-adviser for the Nationwide Variable Insurance Trust – NVIT International Equity Fund (formerly, Nationwide Variable Insurance Trust – Gartmore NVIT International Equity Fund) and the Nationwide Variable Insurance Trust – NVIT Worldwide Leaders Fund (formerly, Nationwide Variable Insurance Trust – Gartmore NVIT Worldwide Leaders Fund).